UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2026

Avantor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38912	82-2758923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)
(610) 386-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Common Stock, $0.01 par value	AVTR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Avantor, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on May 7, 2026. The final voting results for each of the items submitted to a stockholder vote at the 2026 Annual Meeting are set forth below.
1.The stockholders elected nine directors to serve for a one-year term expiring at the Company’s 2027 Annual Meeting of Stockholders, subject to election and qualification of their successors, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nominee
Simon Dingemans	597,767,916	2,626,150	20,127,404	17,687,677
Emmanuel Ligner	588,992,737	11,392,819	20,135,914	17,687,677
Gregory Lucier	585,865,815	14,527,528	20,128,127	17,687,677
Louise Makin	593,540,559	26,641,131	339,780	17,687,677
Joseph Massaro	590,921,914	29,353,354	246,202	17,687,677
Sanjeev Mehra	596,961,853	3,421,597	20,138,020	17,687,677
Mala Murthy	594,916,679	25,361,252	243,539	17,687,677
Michael Severino	588,864,758	31,415,688	241,024	17,687,677
Gregory Summe	522,018,929	78,326,277	20,176,264	17,687,677
2.The stockholders approved, on an advisory basis, the 2025 compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Named Executive Officer Compensation	601,462,107	18,474,344	585,019	17,687,677
3.The stockholders approved, on an advisory basis, one year as the frequency of the non-binding advisory vote to approve executive compensation, based on the following voting results:

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Advisory Vote on the Frequency of Future Advisory Votes on Executive Officer Compensation	605,480,159	9,225	14,892,420	139,666	17,687,677
In accordance with the recommendation of the Company’s Board and based on the results of the advisory vote reported above, the Company’s Board has determined that the Company will hold a stockholder advisory vote on executive compensation on an annual basis until the next required stockholder advisory vote on the frequency of the advisory approval of named executive officer compensation, which is expected to occur at the Company’s 2032 annual meeting of stockholders or until the Board otherwise determines a different frequency for such non-binding votes.
4.The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Appointment of Independent Registered Public Accounting Firm	629,271,458	8,805,313	132,376
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantor, Inc.

Date: May 12, 2026	By:	/s/ Claudius Sokenu
		Name:	Claudius Sokenu
		Title:	Executive Vice President, Chief Legal and Compliance Officer